Goodwill	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

10. Goodwill

Changes in goodwill are summarized as follows:

Year ended December 31 (in thousands)	2014 EUR	2013 EUR

Cost
Balance at beginning of year	2,088,589	149,168
Acquisition through business combinations	-	2,058,285
Effect of changes in exchange rates	268,947	(118,864)

Balance at end of year	2,357,536	2,088,589

Goodwill is tested for impairment annually at the start of the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of the goodwill may not be recoverable.

Goodwill mainly relates to the acquisition of Cymer. Within ASML we have identified two RUs, which are RU ASML and RU CLS.

As of December 31, 2014 the goodwill allocated to RU ASML amounts to EUR 1,908.3 million (2013: EUR 1,690.7 million) and for RU CLS this amounts to EUR 449.2 million (2013: EUR 397.9 million).

For 2014 and 2013, the fair value calculations of the RUs were performed by discounting the future cash flows generated from the continuing use of the RUs. Cash flows beyond the forecasted period of five years have been extrapolated using a 0 percent growth rate.

The pre-tax WACC used to determine the expected discounted future cash flows is 10.5 percent for RU ASML and 11.8 percent for RU CLS.

Based on the recoverability testing during the annual goodwill impairment test, we believe that the fair values of the RUs substantially exceed their carrying amounts, and therefore goodwill was not impaired as of December 31, 2014.